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                                                                    Exhibit 99.2



  Statement Under Oath of Principal Executive Officer and Principal Financial
   Officer Regarding Facts and Circumstances Relating to Exchange Act Filings





I, Richard J. Carbone, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Prudential Financial, Inc., and, except as corrected or supplemented in a subsequent covered report:

            o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

            o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

            o the Annual Report on Form 10-K for the year ended December 31, 2001 of Prudential Financial, Inc.;

            o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Prudential Financial, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

            o   any amendments to any of the foregoing.




       /s/ Richard J. Carbone
       -----------------------------
       Richard J. Carbone
       August 14, 2002

                                               Subscribed and sworn to
                                               before me this 13th day of
                                               August, 2002.


                                                /s/ Dishom Burgess
                                               ------------------------------
                                               Notary Public


                                               My Commission Expires:
                                               August 30, 2003
                                               ------------------------------
                                                     DISHOM BURGESS
                                                  Notary Public of New Jersey
                                               My Comm. Expires Aug. 30, 2003